UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 29, 2023

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2023, XOMA (US) LLC (“XOMA”), a wholly-owned subsidiary of XOMA Corporation (the “Company”), entered into a Payment Interest Purchase Agreement (the “Agreement”) with Aptevo Therapeutics Inc., a Delaware corporation (“Aptevo”). Pursuant to the Agreement, XOMA has acquired all right, title, and interest to 100% of deferred payments based on net sales of IXINITY, which is marketed by Medexus Pharma, Inc. (“Medexus”) for the control and prevention of bleeding episodes and postoperative management in people with Hemophilia B, 25% of a certain milestone payment, and 50% of certain other milestone payments otherwise payable by Medexus to Aptevo (the “Purchased Receivables”) pursuant to a certain sale agreement dated February 28, 2020, by and between Aptevo and Medexus. In exchange for the Purchased Receivables, XOMA paid Aptevo $9.6 million, and if XOMA receives more than $500,000 of deferred payments attributable to net sales of IXINITY that occur during the first quarter of 2023, XOMA will make a one-time payment of $50,000 to Aptevo.

The Agreement contains certain covenants and representations and warranties regarding the parties’ rights and obligations with respect to the Agreement, indemnification provisions, and customary covenants and representations for a transaction of this nature.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to such Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: March 30, 2023	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer